Exhibit 21.1
List of Subsidiaries [Subject to update]

Name	Jurisdiction of Incorporation or Organization
Arbour CLO Designated Activity Company	Ireland
Arbour CLO II Designated Activity Company	Ireland
Arbour CLO III Designated Activity Company	Ireland
Arbour CLO IV Designated Activity Company	Ireland
Arbour CLO IX Designated Activity Company	Ireland
Arbour CLO V Designated Activity Company	Ireland
Arbour CLO VI Designated Activity Company	Ireland
Arbour CLO VII Designated Activity Company	Ireland
Arbour CLO VIII Designated Activity Company	Ireland
Arbour CLO X Designated Activity Company	Ireland
Arbour CLO XI Designated Activity Company	Ireland
Arbour CLO XII Designated Activity Company	Ireland
CIBanco, S.A., Institución de Banca Múltiple, solely and exclusively in its capacity as trustee of Irrevocable Trust Agreement CIB-3679	Mexico
GFI Energy Ventures LLC	USA
Highstar Capital Fund III (Alternative), L.P.	USA
Highstar Capital Fund III, L.P.	USA
Highstar Capital III Designated Partners Fund, L.P.	USA
Highstar Capital III Prism Fund (Alternative), L.P.	USA
Highstar Capital III Prism Fund I-A (Alternative), L.P.	USA
Highstar Capital III Prism Fund I-A, L.P.	Cayman Islands
Highstar Capital III Prism Fund, L.P.	Cayman Islands
Oaktree 17Capital Investment Holdco, LLC	USA
Oaktree Absolute Return Income Fund GP Ltd.	Cayman Islands
Oaktree Absolute Return Income Fund GP, L.P.	Cayman Islands
Oaktree Absolute Return Income Fund Holdings (Delaware), L.P.	USA
Oaktree Absolute Return Income Fund, L.P.	Cayman Islands
Oaktree Acquisition Corp.	Cayman Islands
Oaktree Acquisition Corp. II	Cayman Islands
Oaktree Acquisition Corp. III	Cayman Islands
Oaktree Acquisition Holdings GP Ltd.	Cayman Islands
Oaktree Acquisition Holdings II GP, Ltd.	Cayman Islands
Oaktree Acquisition Holdings II, L.P.	Cayman Islands
Oaktree Acquisition Holdings III GP, Ltd.	Cayman Islands
Oaktree Acquisition Holdings III, L.P.	Cayman Islands
Oaktree Acquisition Holdings, L.P.	Cayman Islands
Oaktree Alpha Credit Fund Feeder, L.P.	Cayman Islands
Oaktree Alpha Credit Fund GP Ltd.	Cayman Islands
Oaktree Alpha Credit Fund GP, L.P.	Cayman Islands
Oaktree Alpha Credit Fund Holdings (Delaware), LLC	USA

Oaktree Alpha Credit Fund, L.P.	Cayman Islands
Oaktree Asia Performing Debt Opportunities (Singapore) GP Pte. Ltd.	Singapore
Oaktree Asia Performing Debt Opportunities Holdings (Cayman), L.P.	Cayman Islands
Oaktree Avalon Co-Investment Fund II, L.P.	Cayman Islands
Oaktree BAA Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree BAA Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Boulder Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Boulder Investment Fund GP, L.P.	USA
Oaktree Boulder Investment Fund, L.P.	USA
Oaktree BT AIV GP, L.P.	USA
Oaktree Capital (Singapore) Fund Services GP, Ltd.	Cayman Islands
Oaktree Capital I, L.P.	USA
Oaktree Cascade Investment Fund I GP, L.P.	USA
Oaktree Cascade Investment Fund I, L.P.	USA
Oaktree Cascade Investment Fund II GP, L.P.	USA
Oaktree Cascade Investment Fund II, L.P.	USA
Oaktree Cascade Investment Fund III GP, L.P.	USA
Oaktree Cascade Investment Fund III, L.P.	USA
Oaktree CLO 2014-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2014-1 LLC	USA
Oaktree CLO 2014-1 Ltd.	Cayman Islands
Oaktree CLO 2014-2 Blocker Ltd.	Cayman Islands
Oaktree CLO 2014-2 Ltd.	Cayman Islands
Oaktree CLO 2015-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2015-1 Ltd.	Cayman Islands
Oaktree CLO 2018-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2018-1 LLC	USA
Oaktree CLO 2018-1 Ltd.	Cayman Islands
Oaktree CLO 2019-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2019-1 Ltd.	Cayman Islands
Oaktree CLO 2019-2 Blocker Ltd.	Cayman Islands
Oaktree CLO 2019-2 Ltd.	Cayman Islands
Oaktree CLO 2019-3 Blocker Ltd.	Cayman Islands
Oaktree CLO 2019-3, Ltd.	Cayman Islands
Oaktree CLO 2019-4 Blocker Ltd.	Cayman Islands
Oaktree CLO 2019-4, Ltd.	Cayman Islands
Oaktree CLO 2020-1, Ltd.	Cayman Islands
Oaktree CLO 2021-1, Ltd.	Cayman Islands
Oaktree CLO 2021-2, Ltd.	Cayman Islands
Oaktree CLO 2022-1, Ltd.	Cayman Islands
Oaktree CLO Equity Fund GP Ltd.	Cayman Islands
Oaktree CLO Equity Fund I, L.P.	Cayman Islands
Oaktree CLO Equity GP, L.P.	Cayman Islands
Oaktree CLO Management Company, LLC (Investment Series)	USA
Oaktree CLO Management Company, LLC (Management Series)	USA
Oaktree CLO Management Company, LLC (Origination Series)	USA

Oaktree CLO RR Holder, LLC	USA
Oaktree Desert Sky Investment Fund GP, L.P.	USA
Oaktree Desert Sky Investment Fund II GP, L.P.	USA
Oaktree Desert Sky Investment Fund II Holdings, L.P.	Cayman Islands
Oaktree Desert Sky Investment Fund, L.P.	USA
Oaktree ECS Generali GP Ltd.	Cayman Islands
Oaktree ECS Generali S.à r.l	Luxembourg
Oaktree ECS Generali SLP, L.P.	Cayman Islands
Oaktree Emerging Market Debt Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Debt Fund GP, Ltd.	Cayman Islands
Oaktree Emerging Market Debt Fund, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, Ltd.	Cayman Islands
Oaktree Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Absolute Return Fund GP, L.P.	USA
Oaktree Emerging Markets Debt Total Return Fund Corporate Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund Holdings (Delaware), L.P.	USA
Oaktree Emerging Markets Debt Total Return Fund Partnership Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Delaware), L.P.	USA
Oaktree Emerging Markets Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II (Delaware) Holdings, L.P.	USA
Oaktree Emerging Markets Opportunities Fund II (Feeder), L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP Ltd.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II Holdings, Ltd.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II, L.P.	Cayman Islands
Oaktree Employee Investment Fund, L.P.	USA
Oaktree EPF III (Holdings) L.P.	Cayman Islands
Oaktree Epsilon Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Epsilon Investment Fund GP Ltd.	Cayman Islands
Oaktree Epsilon Investment Fund GP, L.P.	Cayman Islands
Oaktree Epsilon Investment Fund, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund (Parallel), L.P.	USA
Oaktree European Capital Solutions Fund Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund Feeder 2, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, Ltd.	Cayman Islands

Oaktree European Capital Solutions Fund II (Parallel), SCSp	Luxembourg
Oaktree European Capital Solutions Fund II Feeder (Lux USDH), SCSp	Luxembourg
Oaktree European Capital Solutions Fund II Feeder (USD), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Feeder (USDH), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Feeder Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II GP Ltd.	Cayman Islands
Oaktree European Capital Solutions Fund II GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Holdings (Delaware), L.P.	USA
Oaktree European Capital Solutions Fund II Intermediate Holdings I (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Intermediate Holdings II (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III Feeder (JPYH), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III Feeder (USDH), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III Feeder Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III GP Ltd.	Cayman Islands
Oaktree European Capital Solutions Fund III GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III Holdings (Delaware), L.P.	USA
Oaktree European Capital Solutions Fund III JPY Feeder Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund III, SCSp	Luxembourg
Oaktree European Capital Solutions Fund, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund, SCSp-RAIF	Luxembourg
Oaktree European CLO Capital (Lux.) S.á r.l.	Luxembourg
Oaktree European Credit Opportunities Holdings, Ltd.	Cayman Islands
Oaktree European Dislocation Fund (U.S.), L.P.	Cayman Islands
Oaktree European Dislocation Fund GP Ltd.	Cayman Islands
Oaktree European Dislocation Fund GP, L.P.	Cayman Islands
Oaktree European Dislocation Fund Holdings, Ltd.	Cayman Islands
Oaktree European Dislocation Fund, L.P.	Cayman Islands
Oaktree European Principal Fund III (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund III (Feeder) GP, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund III (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund III AIV (Delaware), L.P.	USA
Oaktree European Principal Fund III AIV GP, LLC	USA
Oaktree European Principal Fund III AIV Holdings, L.P.	USA
Oaktree European Principal Fund III GP Ltd.	Cayman Islands
Oaktree European Principal Fund III GP, L.P.	Cayman Islands
Oaktree European Principal Fund III Ltd.	Cayman Islands
Oaktree European Principal Fund III, L.P.	Cayman Islands
Oaktree European Principal Fund IV AIV (Delaware), L.P.	USA
Oaktree European Principal Fund IV AIV GP, LLC	USA
Oaktree European Principal Fund IV AIV Holdings, L.P.	USA

Oaktree European Principal Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder, S.C.S.	Luxembourg
Oaktree European Principal Fund IV GP Ltd.	Cayman Islands
Oaktree European Principal Fund IV GP, L.P.	Cayman Islands
Oaktree European Principal Fund IV, L.P.	Cayman Islands
Oaktree European Principal Fund IV, Ltd.	Cayman Islands
Oaktree European Principal Fund IV, S.C.S.	Luxembourg
Oaktree European Principal Fund V (Parallel) Feeder (USDH), L.P.	Cayman Islands
Oaktree European Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder (USDH), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder, SCSp	Luxembourg
Oaktree European Principal Fund V GP Ltd.	Cayman Islands
Oaktree European Principal Fund V GP, L.P.	Cayman Islands
Oaktree European Principal Fund V Holdings (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund V, L.P.	Cayman Islands
Oaktree European Principal Fund V, SCSp	Luxembourg
Oaktree European Real Estate Opportunities Fund GP, S.à r.l.	Luxembourg
Oaktree European Real Estate Opportunities Fund SLP, L.P.	USA
Oaktree European Science Park GP, L.P.	USA
Oaktree European Science Park GP, LLC	USA
Oaktree European Science Park LLP	UK
Oaktree European Science Park S.à r.l.	Luxembourg
Oaktree European Special Situations Fund GP, L.P.	Cayman Islands
Oaktree European Special Situations Fund GP, Ltd.	Cayman Islands
Oaktree European Special Situations Fund, L.P.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund GP Ltd.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund GP Ltd.	Cayman Islands
Oaktree FF Investment Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund, L.P.	Cayman Islands
Oaktree Fund GP 1A, Ltd.	Cayman Islands
Oaktree Fund GP I, L.P.	USA
Oaktree Fund GP, LLC	USA
Oaktree Gardens OLP SPV, L.P.	Cayman Islands
Oaktree Gardens OLP, LLC	USA
Oaktree GC Super Fund GP, L.P.	USA
Oaktree GC Super Fund, L.P.	USA
Oaktree Gilead Investment Fund GP, L.P.	USA
Oaktree Gilead Investment Fund, L.P.	USA
Oaktree Glacier Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Glacier Investment Fund II (Feeder) GP S.à r.l.	Luxembourg
Oaktree Glacier Investment Fund II, L.P.	Cayman Islands

Oaktree Glacier Investment Fund, L.P.	Cayman Islands
Oaktree Glendora Investment Fund GP, L.P.	Cayman Islands
Oaktree Glendora Investment Fund, L.P.	Cayman Islands
Oaktree Global Credit Feeder (Cayman), L.P.	Cayman Islands
Oaktree Global Credit Fund GP Ltd.	Cayman Islands
Oaktree Global Credit Fund GP, L.P.	Cayman Islands
Oaktree Global Credit Fund, L.P.	Cayman Islands
Oaktree Holdings, LLC	USA
Oaktree HS III GP Ltd.	Cayman Islands
Oaktree HS III GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund GP Ltd.	Cayman Islands
Oaktree Huntington Investment Fund GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund II Feeder (Cayman), L.P.	Cayman Islands
Oaktree Huntington Investment Fund II GP, L.P.	USA
Oaktree Huntington Investment Fund II, L.P.	USA
Oaktree Huntington Investment Fund, L.P.	Cayman Islands
Oaktree Huntington-GCF Investment Fund GP, L.P.	USA
Oaktree Huntington-GCF Investment Fund GP, LLC	USA
Oaktree Huntington-GCF Investment Fund, L.P.	USA
Oaktree Huntington-GCF Investment Holdings (Cayman), L.P.	Cayman Islands
Oaktree Latigo Investment Fund GP, L.P.	USA
Oaktree Latigo Investment Fund, L.P.	USA
Oaktree Lending Partners (Unlevered) Corporation	USA
Oaktree Lending Partners Corporation	USA
Oaktree Maritime and Transportation Fund, L.P.	USA
Oaktree Mercury Investment Fund GP Ltd.	Cayman Islands
Oaktree Mercury Investment Fund GP, L.P.	Cayman Islands
Oaktree Mercury Investment Fund, L.P.	Cayman Islands
Oaktree Moraine Co-Investment Fund (Feeder), S.C.Sp.	Luxembourg
Oaktree Moraine Co-Investment Fund, L.P.	Cayman Islands
Oaktree Oasis Investment Fund GP Ltd.	Cayman Islands
Oaktree Oasis Investment Fund GP, L.P.	Cayman Islands
Oaktree Oasis Investment Fund Holdings, L.P.	Cayman Islands
Oaktree Oasis Investment Fund, L.P.	Cayman Islands
Oaktree OLPG GP Ltd.	Cayman Islands
Oaktree OLPG GP, L.P.	Cayman Islands
Oaktree Opportunities (Singapore) GP Pte. Ltd.	Singapore
Oaktree Opportunities (Singapore) Holdings Pte. Ltd.	Singapore
Oaktree Opportunities (Singapore), LP	Singapore
Oaktree Opportunities Fund IX (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund IX Delaware, L.P.	USA
Oaktree Opportunities Fund IX GP Ltd.	Cayman Islands
Oaktree Opportunities Fund IX GP, L.P.	Cayman Islands

Oaktree Opportunities Fund IX, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII Delaware, L.P.	USA
Oaktree Opportunities Fund VIII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb Delaware, L.P.	USA
Oaktree Opportunities Fund VIIIb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund X Delaware AIF Holdings, L.P.	USA
Oaktree Opportunities Fund X Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X GP Ltd.	Cayman Islands
Oaktree Opportunities Fund X GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X Holdings (Delaware), L.P.	USA
Oaktree Opportunities Fund X, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel 2), L.P.	USA
Oaktree Opportunities Fund Xb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund Xb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb Holdings (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.	USA
Oaktree Opportunities Fund Xb Parallel Holdings, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb, L.P.	Cayman Islands
Oaktree Opportunities Fund XI (Parallel 2) AIV (Luxembourg), SCSp	Luxembourg
Oaktree Opportunities Fund XI (Parallel 2), SCSp	Luxembourg
Oaktree Opportunities Fund XI (Parallel 3) AIV (Delaware), L.P.	USA
Oaktree Opportunities Fund XI (Parallel 3), L.P.	Cayman Islands
Oaktree Opportunities Fund XI (Parallel) AIV (Delaware), L.P.	USA
Oaktree Opportunities Fund XI (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund XI AIV (Delaware) GP, L.P.	USA
Oaktree Opportunities Fund XI AIV (Delaware), L.P.	USA
Oaktree Opportunities Fund XI AIV GP, S.à r.l.	Luxembourg
Oaktree Opportunities Fund XI Delaware AIV Holdings, L.P.	USA
Oaktree Opportunities Fund XI Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XI Feeder (Euro), SCSp	Luxembourg
Oaktree Opportunities Fund XI Feeder (Luxembourg), SCSp	Luxembourg
Oaktree Opportunities Fund XI Feeder 2 (Cayman), L.P.	Cayman Islands

Oaktree Opportunities Fund XI Feeder 3 (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XI Feeder 4 (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XI GP Ltd.	Cayman Islands
Oaktree Opportunities Fund XI GP, L.P.	Cayman Islands
Oaktree Opportunities Fund XI GP, S.à.r.l.	Luxembourg
Oaktree Opportunities Fund XI Holdings (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XI Holdings (Delaware), L.P.	USA
Oaktree Opportunities Fund XI Holdings 2 (Delaware), L.P.	USA
Oaktree Opportunities Fund XI Parallel Holdings, L.P.	Cayman Islands
Oaktree Opportunities Fund XI, L.P.	Cayman Islands
Oaktree Opportunities Fund XII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund XII Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XII Feeder 2 (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund XII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund XII GP, S.à r.l.	Luxembourg
Oaktree Opportunities Fund XII Holdings (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund XII Holdings (Delaware), L.P.	USA
Oaktree Opportunities Fund XII Parallel Holdings, L.P.	Cayman Islands
Oaktree Opportunities Fund XII SLP GP, L.P.	USA
Oaktree Opportunities Fund XII, L.P.	Cayman Islands
Oaktree Opportunities XI (Delaware) Holdings, LLC	USA
Oaktree Opportunities XI (Parallel 2) AIV 2, SCSp	Luxembourg
Oaktree Opportunities XI (Singapore) Holdings Pte. Ltd.	Singapore
Oaktree Opportunities XI Feeder 2 AIV (Luxembourg), SCSp	Luxembourg
Oaktree Opportunities XI Feeder 3 AIV (Parallel Luxembourg), SCSp	Luxembourg
Oaktree Opportunities XI Feeder 4 AIV (Parallel Luxembourg), SCSp	Luxembourg
Oaktree Opportunities XI Feeder AIV (Luxembourg), SCSp	Luxembourg
Oaktree Opportunities XI Parallel Holdings, SCSp	Luxembourg
Oaktree Patriot Investment Fund GP Ltd.	Cayman Islands
Oaktree Patriot Investment Fund GP, L.P.	Cayman Islands
Oaktree Patriot Investment Fund, L.P.	Cayman Islands
Oaktree Phoenix Investment Fund Feeder, L.P.	Cayman Islands
Oaktree Phoenix Investment Fund GP Ltd.	Cayman Islands
Oaktree Phoenix Investment Fund GP, L.P.	Cayman Islands
Oaktree Phoenix Investment Fund, L.P.	Cayman Islands
Oaktree Ports America Capital Partners GP, L.P.	USA
Oaktree Ports America Fund (HS III), L.P.	USA
Oaktree Ports America Fund Feeder (Cayman) HS III, L.P.	Cayman Islands
Oaktree Ports America Fund Feeder, L.P.	Cayman Islands
Oaktree Ports America Fund GP, L.P.	Cayman Islands
Oaktree Ports America Fund GP, Ltd.	Cayman Islands
Oaktree Ports America Fund, L.P.	USA
Oaktree Ports America Holdings (Delaware), L.P.	USA
Oaktree Ports America Holdings GP, LLC	USA
Oaktree Power Opportunities Fund III (Cayman) GP Ltd.	Cayman Islands

Oaktree Power Opportunities Fund III (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Parallel), L.P.	USA
Oaktree Power Opportunities Fund III Delaware, L.P.	USA
Oaktree Power Opportunities Fund III GP, L.P.	USA
Oaktree Power Opportunities Fund III, L.P.	USA
Oaktree Power Opportunities Fund IV (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund IV (Delaware) Holdings, L.P.	USA
Oaktree Power Opportunities Fund IV (Parallel), L.P.	USA
Oaktree Power Opportunities Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund IV GP, L.P.	USA
Oaktree Power Opportunities Fund IV, L.P.	USA
Oaktree Power Opportunities Fund V (Cayman) Holdings, L.P.	Cayman Islands
Oaktree Power Opportunities Fund V (Delaware) Holdings, L.P.	USA
Oaktree Power Opportunities Fund V (Parallel), L.P.	USA
Oaktree Power Opportunities Fund V Feeder, L.P.	Cayman Islands
Oaktree Power Opportunities Fund V GP, L.P.	Cayman Islands
Oaktree Power Opportunities Fund V GP, Ltd.	Cayman Islands
Oaktree Power Opportunities Fund V, L.P.	Cayman Islands
Oaktree Power Opportunities Fund VI (Parallel 3), L.P.	USA
Oaktree Power Opportunities Fund VI Feeder (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund VI GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund VI GP, L.P.	Cayman Islands
Oaktree Power Opportunities Fund VI GP, S.à r.l.	Luxembourg
Oaktree Power Opportunities Fund VI Holdings (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund VI Holdings (Delaware), L.P.	USA
Oaktree Power Opportunities Fund VI, L.P.	Cayman Islands
Oaktree Principal Advisors (Europe) Limited	UK
Oaktree Principal Fund V (Cayman) Ltd.	Cayman Islands
Oaktree Principal Fund V (Delaware), L.P.	USA
Oaktree Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund V GP Ltd.	Cayman Islands
Oaktree Principal Fund V GP, L.P.	Cayman Islands
Oaktree Principal Fund V, L.P.	Cayman Islands
Oaktree Principal Fund VI (Cayman) Holdings, L.P.	Cayman Islands
Oaktree Principal Fund VI (Delaware) Holdings, L.P.	USA
Oaktree Principal V Continuation Fund (Delaware) HoldCo, L.P.	USA
Oaktree Principal V Continuation Fund (Parallel 2), L.P.	Cayman Islands
Oaktree Principal V Continuation Fund (Parallel), L.P.	Cayman Islands
Oaktree Principal V Continuation Fund GP Ltd.	Cayman Islands
Oaktree Principal V Continuation Fund GP, L.P.	Cayman Islands
Oaktree Principal V Continuation Fund, L.P.	Cayman Islands
Oaktree RDLF Holdings (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Credit Income Fund Feeder (Cayman) I, L.P.	Cayman Islands
Oaktree Real Estate Credit Income Fund Feeder (Cayman) II, L.P.	Cayman Islands
Oaktree Real Estate Credit Income Fund Feeder (Cayman) III, L.P.	Cayman Islands
Oaktree Real Estate Credit Income Fund GP Ltd.	Cayman Islands

Oaktree Real Estate Credit Income Fund GP, L.P.	Cayman Islands
Oaktree Real Estate Credit Income Fund, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund (Parallel), L.P.	USA
Oaktree Real Estate Debt Fund GP, L.P.	USA
Oaktree Real Estate Debt Fund II (Parallel), L.P.	USA
Oaktree Real Estate Debt Fund II Feeder (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II Feeder HK Limited	Hong Kong
Oaktree Real Estate Debt Fund II GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund II GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II Holdings (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II Holdings (Delaware), L.P.	USA
Oaktree Real Estate Debt Fund II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III (EEA Holdings), L.P.	USA
Oaktree Real Estate Debt Fund III (Lux), SCSp	Luxembourg
Oaktree Real Estate Debt Fund III (Parallel), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) I, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) III, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) IV, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) V, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Lux) I, SCSp	Luxembourg
Oaktree Real Estate Debt Fund III GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund III GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III GP, S.à r.l.	Luxembourg
Oaktree Real Estate Debt Fund III Holdings (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Holdings (Delaware), L.P.	USA
Oaktree Real Estate Debt Fund III Sub, L.P.	USA
Oaktree Real Estate Debt Fund III, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV (Lux), SCSp	Luxembourg
Oaktree Real Estate Debt Fund IV Feeder (Cayman) I, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV Feeder (Cayman) II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV Feeder (Cayman) III, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV Feeder (Cayman) IV, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV Feeder (Cayman) V, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund IV GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund IV GP, S.à r.l.	Luxembourg
Oaktree Real Estate Debt Fund IV Holdings (Delaware), L.P.	USA
Oaktree Real Estate Debt Fund IV SLP, L.P.	USA
Oaktree Real Estate Debt Fund IV, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund, L.P.	USA
Oaktree Real Estate Debt Holdings (Excluded) Ltd.	Cayman Islands
Oaktree Real Estate Debt Holdings III, L.P.	Cayman Islands
Oaktree Real Estate Opportunities (Singapore) GP Pte. Ltd.	Singapore
Oaktree Real Estate Opportunities (Singapore) Holdings Pte. Ltd.	Singapore
Oaktree Real Estate Opportunities (Singapore), LP	Singapore

Oaktree Segregated Debt Vehicle, LLC	USA
Oaktree Special Situations (Singapore) GP Pte. Ltd.	Singapore
Oaktree Special Situations (Singapore) Holdings Pte. Ltd.	Singapore
Oaktree Special Situations (Singapore), LP	Singapore
Oaktree Special Situations Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Special Situations Fund (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund GP Ltd.	Cayman Islands
Oaktree Special Situations Fund GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II (Cayman) Holdings, L.P.	Cayman Islands
Oaktree Special Situations Fund II (Delaware) Holdings, L.P.	USA
Oaktree Special Situations Fund II (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund II GP Ltd.	Cayman Islands
Oaktree Special Situations Fund II GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II, L.P.	Cayman Islands
Oaktree Special Situations Fund III (Parallel 2), SCSp	Luxembourg
Oaktree Special Situations Fund III Feeder (Cayman), L.P.	Cayman Islands
Oaktree Special Situations Fund III Feeder (Luxembourg), SCSp	Luxembourg
Oaktree Special Situations Fund III Feeder (PVCF), L.P.	Cayman Islands
Oaktree Special Situations Fund III GP Ltd.	Cayman Islands
Oaktree Special Situations Fund III GP, L.P.	Cayman Islands
Oaktree Special Situations Fund III GP, S.à r.l.	Luxembourg
Oaktree Special Situations Fund III Holdings (Cayman), L.P.	Cayman Islands
Oaktree Special Situations Fund III Holdings (Delaware), L.P.	USA
Oaktree Special Situations Fund III, L.P.	Cayman Islands
Oaktree Special Situations Fund, L.P.	Cayman Islands
Oaktree Star Investment Fund II, L.P.	Cayman Islands
Oaktree Strategic Income III, LLC	USA
Oaktree Structured Credit Income Fund GP Ltd.	Cayman Islands
Oaktree Structured Credit Income Fund GP, L.P.	Cayman Islands
Oaktree Tirro Fund GP Ltd.	Cayman Islands
Oaktree Tirro Fund GP, L.P.	Cayman Islands
Oaktree TT Multi-Strategy Fund, L.P.	USA
Oaktree TX Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree UK Wealth Coinvest, L.P.	Cayman Islands
Oaktree Value Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Value Equity Fund (Delaware), L.P.	USA
Oaktree Value Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Value Equity Fund GP Ltd.	Cayman Islands
Oaktree Value Equity Fund GP, L.P.	Cayman Islands
Oaktree Value Equity Fund, L.P.	Cayman Islands
Oaktree Value Equity Holdings, L.P.	USA
Oaktree Value Opportunities (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Value Opportunities Feeder Fund, L.P.	USA
Oaktree Value Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Value Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Value Opportunities Fund Holdings, L.P.	USA

Oaktree Value Opportunities Fund, L.P.	Cayman Islands
Oaktree VG OAK EU Capital Solutions GP Ltd.	Cayman Islands
Oaktree VG OAK EU Capital Solutions GP, L.P.	Cayman Islands
Oaktree-TSE 16 Real Estate Debt, LLC	USA
OCM Asia Principal Opportunities Fund GP Ltd.	Cayman Islands
OCM Asia Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM Asia Principal Opportunities Fund, L.P.	Cayman Islands
OCM Bert Holdings, L.P.	USA
OCM ECS PRC, Ltd.	Cayman Islands
OCM EDF Desert Sky Holdings, L.P.	USA
OCM Holdings I, LLC	USA
OCM Lux Funds Corporate Investment, Ltd.	Cayman Islands
OCM Opportunities Fund VII (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VII Delaware GP Inc.	USA
OCM Opportunities Fund VII Delaware, L.P.	USA
OCM Opportunities Fund VII GP Ltd.	Cayman Islands
OCM Opportunities Fund VII GP, L.P.	Cayman Islands
OCM Opportunities Fund VII, L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel), L.P.	Cayman Islands
OCM Opportunities Fund VIIb Delaware, L.P.	USA
OCM Opportunities Fund VIIb GP Ltd.	Cayman Islands
OCM Opportunities Fund VIIb GP, L.P.	Cayman Islands
OCM Opportunities Fund VIIb, L.P.	Cayman Islands
OCM Opps X AIF Holdings (Delaware), L.P.	USA
OCM Opps Xb AIF Holdings (Delaware), L.P.	USA
OCM Opps XI AIV Holdings (Delaware), L.P.	USA
OCM Opps XI AIV REIT Holdings (Delaware), L.P.	USA
OCM Power V AIV Holdings (Delaware), L.P.	USA
OCM Power VI AIV Holdings (Delaware), L.P.	USA
OCM Principal Opportunities Fund IV (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV GP Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV GP, L.P.	Cayman Islands
OCM Principal Opportunities Fund IV, L.P.	Cayman Islands
OCM Real Estate Debt Fund Joint Holdings, LLC	USA
OCM ROF VII PRC, Ltd.	Cayman Islands
Opps 9 Consulting Ltd.	Cayman Islands
Opps VIIb Holdings, L.P.	USA
RBO LP Holdings, L.P.	USA
RBO Properties LP	USA
Shanghai Oaktree I Overseas Investment Fund, L.P.	China
Shanghai Oaktree II Overseas Private Investment Fund	China
Shanghai Oaktree Value Opportunities Overseas Private Investment Fund	China
Tirro Fund, L.P.	Cayman Islands
Two Liberty Center REIT, LLC	USA
VG OAK EU Capital Solutions, L.P.	Cayman Islands